Exhibit 10.4

                                 PROMISSORY NOTE


                                  $60,000,000
                                                              New York, New York
                                                               November 30, 1999


          For value received, Reckson Service Industries, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of UBS AG, STAMFORD BRANCH (the "Lender"), the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the Termination Date (as such term is defined in the Credit Agreement). The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Administrative Agent (as such term is defined in the Credit Agreement).

          All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This note is one of the Notes referred to in the Credit Agreement, dated as of November 30, 1999, among the Borrower, the institutions from time to time party thereto, UBS AG, Stamford Branch, as Administrative Agent (as the same may be amended, supplemented, restated, or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof upon the happening of certain events.

          THIS NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.


                                        BORROWER:

                                        RECKSON SERVICE INDUSTRIES, INC., a
                                        Delaware corporation


                                        By:  _______________________________
                                             Name:
                                             Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


            --------------------------------------------------------


                                             Amount of
                    Amount of      Type of   Principal     Maturity  Notation
          Date      Loan           Loan      Repaid        Date      Made By

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